UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GT BIOPHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On June 17, 2024, GT Biopharma, Inc. (the “Company”) issued the following letter to its stockholders holding 100 or more shares of the Company’s common stock.

8000 Marina Boulevard Suite 100 Brisbane, CA 94005 www.gtbiopharma.com

*** YOUR VOTE IS IMPORTANT***

June 17, 2024

Dear GT Biopharma Stockholder:

The Annual Meeting of Stockholders is soon approaching and is scheduled to be held on June 25, 2024 at 9:00 AM Pacific Time.

We are sending this reminder notice because according to records from the vote processor your shares are unvoted. Voting is quick and easy. We urge you promptly to submit your vote by internet or telephone by using the control number located on the enclosed voting instruction form.

Regardless of the number of shares you own; your vote is very important.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor, Saratoga Proxy Consulting at (888) 368-0379 or (212) 257-1311.

Thank you for your continued support,

GT Biopharma